MASSMUTUAL FUNDS
MassMutual Strategic Bond Fund

Supplement dated May 1, 2024 to the

Prospectus dated February 1, 2024 and the

Summary Prospectus dated February 1, 2024

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.

The information for John L. Bellows found under the heading Portfolio Manager(s) in the section titled Management (on page 19 of the Prospectus) as well as under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 139 of the Prospectus, is hereby removed.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3001M-24-05

SB-24-01